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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2018

UNIVERSAL HOSPITAL SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-20086 (Commission File Number)	41-0760940 (IRS Employer Identification No.)

6625 West 78th Street, Suite 300
Minneapolis, Minnesota 55439-2604
(Address of Principal Executive Offices)
(Zip code)

952-893-3200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

        As previously announced, UHS Holdco, Inc., a Delaware corporation ("UHS Holdco"), the parent company of Universal Hospital Services, Inc., a Delaware corporation (the "Company" or "we"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated August 13, 2018, to effect a business combination between Federal Street Acquisition Corp. ("FSAC") and UHS Holdco (the "Business Combination"), which will be effected through a number of mergers and a contribution. As a result of the mergers and the contribution, FSAC will become a wholly-owned subsidiary of Agiliti, Inc., a Delaware corporation that is currently a wholly-owned subsidiary of FSAC ("Agiliti"), UHS Holdco will become a wholly-owned subsidiary of FSAC, and Agiliti will become a publicly traded company.

        On August 22, 2018, in connection with the Merger Agreement, Agiliti filed a registration statement on Form S-4 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") related to the Business Combination. The Company is filing this Form 8-K to update the financial and other information included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 (the "2017 10-K") to reflect the Company's revised financial information and disclosures presented in the Registration Statement. The Company revised the financial information and disclosures included in the 2017 10-K as a result of the Company's previously announced segment reorganization and retrospective adoption of new accounting pronouncements. These changes, which were effective January 1, 2018, impacted the Company's reportable segments and presentation of the Consolidated Statements of Operations but did not impact net income (loss). Previously reported segment information has been recast as of August 22, 2018 for all periods presented in Exhibit 99.1 to reflect the new reporting segment.

        Exhibit 99.1 of this Form 8-K contains excerpts from the Business description and Management's Discussion and Analysis of Financial Condition and Results of Operations, Report of Independent Registered Accounting Firm, Consolidated Financial Statements and Notes to Consolidated Financial Statements and Financial Statement Schedule II—Valuation and Qualifying Accounts. The Consolidated Financial Statements were updated for the changes in presentation to the Consolidated Statements of Operations, and certain of the Notes to Consolidated Financial Statements were updated to reflect the recast financial information contained therein, including Notes 1, 2 and 16. Except as specifically set forth in Exhibit 99.1, the information in the attached exhibit do not reflect any other events occurring after the Company filed its 2017 10-K on March 12, 2018. For a discussion of developments subsequent to March 12, 2018, please refer to the reports and other information that the Company has filed with the SEC, including the Company's reports on Form 10-Q for the periods ended March 31, 2018 and June 30, 2018.

        The Registration Statement has not been declared effective by the SEC. This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, which will only be made by Agiliti after the Registration Statement is effective.

Forward Looking Statements

        We believe statements in Exhibit 99.1 looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition, causing our actual results to differ materially from those expressed in any forward-looking statements:

  •
  our competitors' activities;

  •
  our customers' patient census or service needs;

  •
  global economic conditions' effect on our customers;

  •
  our ability to maintain existing contracts on contract terms and enter into new contracts with customers;

  •
  uncertainties as to the effect of non-renewal of existing contracts;

  •
  consolidation in the health care industry and its effect on prices;

  •
  our relationships with key suppliers;

  •
  our ability to change the manner in which health care providers procure medical equipment;;

  •
  the absence of long-term commitments and cancellations by or disputes with customers;

  •
  our dependence on key personnel;

  •
  our ability to identify and manage acquisitions;

  •
  increases in expenses related to our pension plan;

  •
  our cash flow fluctuation;

  •
  the increased credit risks associated with doing business with home care providers and nursing homes;

  •
  the risk of claims associated with medical equipment we outsource and service;

  •
  increased costs we cannot pass through;

  •
  the failure of any management information system;

  •
  the inherent limitations on internal controls of our financial reporting;

  •
  the uncertainty surrounding health care reform initiatives;

  •
  the federal Privacy law risks;

  •
  the federal Anti-Kickback law risks;

  •
  changes to third-party payor reimbursement for health care items and services;

  •
  potential other new health care laws or regulations;

  •
  our customers operate in a highly regulated environment;

  •
  our fleet's risk of recalls or obsolescence;

  •
  our substantial debt service obligations;

  •
  our need for substantial cash to operate and expand our business as planned;

  •
  our history of net losses and substantial interest expense; and

  •
  the risk factors set forth in Item 1A of the 2017 10-K.

        We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events included in Exhibit 99.1 might not occur

Item 9.01.    Financial Statements and Exhibits

(d)
Exhibits—See Exhibit Index

Exhibit Index

Exhibit No.	Description
99.1	Updates, as applicable, to the Business description, Management's Discussion and Analysis of Financial Condition and Results of Operations, Report of Independent Registered Accounting Firm, Consolidated Financial Statements and Notes to Consolidated Financial Statements and Financial Statement Schedule II—Valuation and Qualifying Accounts from the 2017 10-K, as filed with the SEC on March 12, 2018.
101
The following financial information for the year ended December 31, 2017, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheets as of December 31, 2017 and 2016, (ii) the Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015, (iii) the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2017, 2016 and 2015, (iv) the Consolidated Statements of Deficit for the years ended December 31, 2017, 2016 and 2015, (v) the Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015, and Notes to Consolidated Financial Statements.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Hospital Services, Inc.
By:	/s/ JAMES B. PEKAREK James B. Pekarek Executive Vice President and Chief Financial Officer

Date: August 22, 2018

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  Item 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits
SIGNATURES